CERTAIN  PORTIONS HAVE BEEN OMITTED BASED ON
                                    A  REQUEST   FOR   CONFIDENTIAL   TREATMENT;
                                    OMITTED  PORTIONS FILED  SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION

         SECURITIES PURCHASE AGREEMENT dated as of June 30, 1998, between ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS), and SHEFFIELD PHARMACEUTICALS, INC., a Delaware corporation (the "Company").

                                R E C I T A L S:

         A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, as provided herein (i) 4,571,428 shares of the Company's common stock, par value $ .01 per share (the "Common Stock"), and (ii) a warrant to acquire 990,000 shares (subject to adjustment) of Common Stock at an exercise price of $2.00 per share, in the form attached hereto as EXHIBIT A (the "Warrant"), for aggregate consideration of $6,000,000.

         B. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, all of the shares of a Series C Convertible Preferred Stock (the "Series C Preferred") which shall be issued to EIS pursuant to the Certificate of Designations in the form attached hereto as EXHIBIT B (the "Certificate of Designations"), for aggregate consideration of $11,500,000 (the "Original Issue Price").

         C. The Company may, in its discretion, issue a new series of convertible indebtedness, evidenced by a promissory note in the form attached hereto as EXHIBIT C (the "Convertible Note"; together with the Common Stock, the Warrant, and the Series C Preferred Stock, the "Securities"), and EIS hereby agrees to make purchases of the Convertible Note in accordance with the terms and conditions contained herein, in the event that such debt shall be issued.

         D. The Company has previously caused to be formed Systemic Pulmonary Delivery, Ltd., a Bermuda corporation ("Newco"), and pursuant to the terms of a subscription agreement (the "Newco Subscription Agreement") has acquired 100% of the issued and outstanding shares of the common stock of Newco; and, as of the date hereof, Newco has entered into a license agreement with ELAN CORPORATION, PLC ("Elan"; the "Elan License Agreement"), and two license agreements with the Company (respectively, the "Sheffield License Agreement" and the "Newco License Agreement"; collectively with the Elan License Agreement, the "License
Agreements") for the purpose of developing and commercializing products incorporating, INTER ALIA, the Enhancing Technology, the UPDASTM Technology, the Sheffield Technology and the ADDS Technology (as those terms are defined in each of the License Agreements) relating to the Systemic Pulmonary and Topical Pulmonary Fields (as those terms are defined in each of the license agreements).

         E. The parties intend, as provided herein, that $15,500,000 of the proceeds of the issuance of the sale of the Common Stock and the Series C Preferred shall be applied by the Company solely to fund the Company's initial investment in Newco and subsequent development funding required by Newco, as provided herein and as set forth in the Newco joint development and operating agreement dated as of the date hereof by and between Newco, EIS and the Company (the "Development Agreement"), and that $2,000,000 of such proceeds shall be retained by the Company as working capital.

         F. The Company and EIS are executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as EXHIBIT D (the "Registration Rights Agreement"; together with this Agreement, the Securities, the Certificate of Designations, the Development Agreement and each other document or instrument executed and delivered in connection with the transactions contemplated hereby, the "Transaction Documents") in respect of the initial purchase of Common Stock and the Common Stock underlying the Securities and any other Common Stock that may at any time be acquired or owned by EIS or its affiliates.


                               A G R E E M E N T:

The parties agree as follows:

         SECTION  1.  CLOSINGS.   (a)  TIME  AND  PLACE.   The  closing  of  the
transactions contemplated hereby (the "Closing") shall occur on the date hereof (the "Closing Date"), at such place as the parties may agree.

         (b) ISSUANCE OF SECURITIES. At the Closing, (x) the Company shall issue and sell to EIS, and EIS shall purchase from the Company (i) 4,571,428 shares of Common Stock (the "Initial Common Stock") and (ii) the Warrant, for an aggregate purchase price of $6,000,000, and (y) 11,500 shares of Series C Preferred for consideration of $11,500,000.

         (c) DELIVERY. At the Closing, EIS shall pay the purchase price for the Initial Common Stock, the Warrant and the Series C Preferred by wire transfer to an account or accounts designated by the Company and the parties hereto shall execute and deliver to each other, as applicable: (i) a certificate or certificates for the shares of the Initial Common Stock; (ii) the Warrant; (iii) a certificate or certificates for the shares of the Series C Preferred; (iv) certificates as to the incumbency of the officers executing this Agreement; and
(vi) each of the other documents or instruments executed in connection herewith. In addition, at the Closing, the Company shall cause to be delivered to EIS an opinion of counsel in form attached hereto as EXHIBIT E.

         (d) ADDITIONAL CLOSINGS. The Company shall be entitled from time to time, subject to the conditions herein, to require EIS to purchase all or part of the Convertible Note in accordance with Section 6 hereof.

         (e) EXEMPTION FROM REGISTRATION. The Securities will be issued under an exemption or exemptions from registration under the Securities Act of 1933, as amended; accordingly, the certificates evidencing the Initial Common Stock, and any shares of Common Stock issuable upon the exercise or exchange of any of the Securities shall, upon issuance, contain the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT UNDER ANY CIRCUMSTANCES BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

         (f) REGISTRATION RIGHTS AGREEMENT. On the date hereof, the Company, and EIS are each executing and delivering the Registration Rights Agreement, covering the resale by EIS of the Initial Common Stock issuable hereunder and any Common Stock issuable upon conversion, exercise or exchange of any of the Securities.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. (a) ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is qualified and in good standing to do business in jurisdictions set forth on SCHEDULE 2(A), which constitute all of the jurisdictions in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, prospects, properties or condition (financial or otherwise) of the Company (a "Material Adverse Effect").

         (b) CAPITALIZATION. (i) The authorized capital stock of the Company consists of (i) 50,000,000 and shares of Common Stock, par value $.01 per share and (ii) 3,000,000 shares of Preferred Stock, par value $.01 per share. As of June 25, 1998, 22,282,109 shares of Common Stock were issued and outstanding and 1,250 shares of Preferred Stock were issued and outstanding.

         (ii) Except as listed in SCHEDULE 2(B), as of June 15, 1998 there were no options, warrants or other rights outstanding to purchase or otherwise acquire, or any securities convertible into, any of the Company's authorized capital stock. Other than as set forth in this

Agreement and as described in SCHEDULE 2(B), there are no agreements, arrangements or understandings concerning the voting, acquisition or disposition of any of the Company's outstanding securities to which the Company is a party or of which it is otherwise aware, and, other than as set forth in SCHEDULE 2(B) or in the Registration Rights Agreement, there are no agreements to register any of the Company's outstanding securities under the U.S. federal securities acts relating to securities that have not already been registered under the Securities Act of 1933 as amended.

         (iii) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable state and federal laws and regulations governing the sale and purchase of securities, all of such shares of have duly and validly issued and are fully paid and non-assessable, and none of such shares carries preemptive or similar rights.

         (c) AUTHORIZATION OF TRANSACTION DOCUMENTS. The Company has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of the Transaction Documents (including the issuance and sale of the Securities) have been authorized by all requisite corporate actions by the Company; and the Transaction Documents, including the issuance and sale of the Securities, have been duly executed and delivered by the Company are the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         (d) NO VIOLATION. The execution, delivery and performance by the Company of the Transaction Documents, including the issuance and sale of the Securities, and compliance with the provisions thereof, will not (i) violate any provision of applicable law, statute, rule or regulation applicable to the Company or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of their respective properties or assets or (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance (as defined below) upon any of the properties or assets of the Company under its Articles of Incorporation, as amended, its Certificate of Designations (in the form to be filed as provided herein) or By-laws, or any material contract to which the Company is a party, except where such violation, conflict or breach would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, "Encumbrance" shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, or other similar rights of any nature, except for such conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect.

         (e) APPROVALS. Except as set forth on SCHEDULE 2(E), no material permit, authorization, consent or approval of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of the Transaction Documents, including the issuance and sale of the Securities, by the Company. There is no approval of the Company's stockholders required under applicable laws in connection with the execution and delivery the Transaction Documents or the consummation of the transactions contemplated thereby, including the filing of the Certificate of Designations and the issuance of the Securities.

         (f) FILINGS, TAXES AND FINANCIAL STATEMENTS. (i) The Company has filed its annual report on Form 10-K for the year ended December 31, 1997 (the "Annual Report"), its related proxy materials and the quarterly report on Form 10-Q for the quarter ended March 31, 1998 (the "Quarterly Report," together with the Annual Report, including all exhibits and schedules required to be filed in connection therewith, the "SEC Filings") with the Securities and Exchange Commission, the American Stock Exchange, Inc., and any other required person or entity (governmental or otherwise) in a timely manner and as otherwise required by applicable laws and regulations, including the federal securities acts. The audited financial statements of the Company for the fiscal year ended December 31, 1997 included in the Annual Report (the "Audited Financial Statements"), and the Company's unaudited balance sheet for the period ending March 31, 1998, together with the accompanying statements of operations and cash flows including the notes thereto included in the Quarterly Report (the "March Financial Statements"; collectively, with the Audited Financial Statements, the "Financial Statements") are accurate and complete in all material respects and fairly present the financial condition of the Company as at the dates thereof and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated in such financial statements or the notes thereto), subject, in the case of the March Financial Statements, to normal year-end audit adjustments (which shall not be material in the aggregate) and the absence of footnote disclosures.

         (ii) The Company has filed in a timely manner all material federal, state, local and foreign tax returns, reports and filings (collectively, "Returns"), including income, franchise, property and other taxes, and has paid or accrued the appropriate amounts reflected on such Returns. None of the Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority.

         (iii) Except as disclosed in the SEC Filings or listed in SCHEDULE 2(F), which sets forth a true and accurate list and description of any employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions, the Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the Code, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company.

         (g) ABSENCE OF CHANGES. Except as set forth on SCHEDULE 2(G), since May 31, 1998, there has not been (a) any material adverse change in the business, properties, condition (financial or otherwise), operations or prospects of the Company; (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, condition (financial or otherwise), operations or prospects of the Company; (c) any declaration, setting aside or payment of any dividend or other distribution or payment (whether in cash, stock or property) in respect of the capital stock of the Company, or any redemption or other acquisition of such stock by the Company; (d) any disposal or lapse of any trade secret, invention, patent, trademark, trademark registration, service mark, service mark registration, copyright, copyright registration, or any application therefor or filing in respect thereof that had a Material Adverse Effect; (e) loss of the services of any of the key officers or key employees of the Company that had a Material Adverse Effect; (f) any incurrence of or entry into any liability, mortgage, lien, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of $50,000; or (g) any material change by the Company in accounting methods or principles or (h) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Quarterly Report, except changes in the ordinary course of business that have not, individually or in the aggregate, had a Material Adverse Effect.

         (h) NO LIABILITIES. Except as set forth in the Quarterly Report attached hereto, the Company has not incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business that have not, individually or in the aggregate, had a Material Adverse Effect.

         (i) PROPERTIES AND ASSETS; ETC. (i) The SEC Filings disclose all patents and other intellectual property material to the business and operations of the Company and all applications therefore and licenses, sublicenses or agreements in respect thereof which the Company owns or has the right to use or to which the Company is a party ("Proprietary Rights"). The Proprietary Rights are adequate for the conduct of the Company's business. Except as set forth in the SEC Filings, the Sheffield License Agreement, or where the absence of which would not have a material Adverse Effect, (A) the Company is the sole and exclusive owner of all right, title and interest in an to all Proprietary Rights free and clear of all liens, claims, charges, equities, rights of use, encumbrances and restrictions whatsoever, (B) the Company does not have knowledge of any basis for any claim of infringement or misappropriation contesting the validity or Company's right to use any Proprietary Rights; (C) all of such patents, trademark registrations, service mark registrations, trade name registrations and copyrights and copyright registrations, whether foreign or domestic, have been duly issued and have not been canceled, abandoned, or otherwise terminated; and (D) all of the Company's patent applications, trademark applications, service mark applications, trade name applications and copyright applications have been duly filed.

         (ii) Each of the Contracts listed as an exhibit to the Company's SEC Filings is a legal and valid agreement binding upon each of the parties thereto and is in full force and effect except where the expiration or termination have not, individually or in the aggregate had a Material Adverse Effect. To the best knowledge of the Company, there is no breach or default by any party thereunder that had a Material Adverse Effect. Such Contracts constitute all material agreements, arrangements or understandings required to be included as an exhibit in such reports under Item 601 of the Securities and Exchange Commission Regulations.

         (iii) The Company has and maintains adequate and sufficient insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

         (iv) The Company, its business and properties and assets are in compliance, in all material respects, with all applicable laws and regulations, including without limitation, those relating to (a) health, safety and employee relations, (ii) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment, and (iii) the development, commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable foreign regulatory authorities.

         (j) LEGAL PROCEEDINGS, ETC. There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or, to the best of the Company's knowledge threatened against the Company, or any director, officer or employee of the Company, which is required to be described in the SEC Filings and is not so described. The Company is not in violation of or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business.

         (k) DISCLOSURE. The Company's Annual Report and periodic reports subsequently filed under Section 13 of the Exchange Act, and the representations and warranties set forth herein and the Transaction Documents, when viewed collectively, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading in light of circumstances in which they were made. (l) BROKERS OR FINDERS. The Company has not retained any investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents.

         SECTION 3. REPRESENTATION AND WARRANTIES OF EIS. EIS hereby represents and warrants to the Company as follows:

         (a) ORGANIZATION. EIS is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. EIS is qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business or condition (financial or otherwise) of EIS.

         (b) AUTHORIZATION OF AGREEMENT. EIS has full legal right, power and authority to enter into this Agreement and purchase and accept the Note, and perform its obligations hereunder, which have been duly authorized by all requisite corporate action. This Agreement and the purchase of the Convertible Note are the valid and binding obligations of EIS, enforceable against them in accordance with their terms.

         (c) NO CONFLICTS. The execution, delivery and performance by EIS of this Agreement, the purchase and acceptance of the Convertible Note and compliance with provisions hereof by EIS, will not (i) violate any provisions of applicable law, statute, rule or regulation applicable to EIS or any ruling, written, injunction, order, judgment or decree of any court, arbitration, administrative agency of other governmental body applicable to EIS of any of its properties or assets or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time to both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of EIS under the Certificate of Incorporation or By-laws of EIS or any material contract to which EIS is party, except where such violation conflict or breach would not, individually or in the aggregate, have a material adverse effect on EIS.

         (d) APPROVALS. No permit, authorization, consents or approval of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the Convertible Note (including the funding and acceptance thereof) by EIS.

         (e) INVESTMENT REPRESENTATIONS. (i) EIS is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. EIS is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents, has the capacity to protect its own interests, has reviewed the SEC Filings, and is aware of the risk factors relating to an investment in the Company as disclosed in such filings. EIS has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for sale in connection with, any distribution of any part thereof; provided, that EIS shall be permitted to convert or exchange such Securities and/or transfer them as permitted herein and under applicable law. EIS has been afforded the opportunity to ask questions of and information about the Company and its business and prospects, from management and representatives of the Company, and have relied on its own independent judgment in making a judgment about an investment in the Securities.

         (ii) Nothing contained in this Section 3(e) shall limit any of the Company's representations or warranties or limit EIS's recourse in respect thereof.

         (iii) EIS has not retained any investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents.

         SECTION 4. COVENANTS OF THE COMPANY. (a) NON-DISCLOSURE. From and after the date hereof, the Company shall not disclose to any person or entity (other than its directors, officers and agents who need to know such information in connection with the transactions described herein and the other Transaction Documents (each of whom shall be informed of this confidentiality provision and in respect of whose breaches the Company shall be responsible)) the content of this Agreement or any of the other Transaction Documents or the substance of the transactions described herein, without the prior written consent of EIS (which consent shall not be unreasonably withheld or delayed), except to the extent required by applicable laws, regulations or administrative or judicial processes in respect of press releases, periodic reports or other public disclosure prepared in good faith by the Company; provided, that the Company shall provide EIS with a reasonable opportunity to review such releases or reports prior to release. This Section 4 shall not be construed to prohibit disclosure of any information which has not been previously determined to be confidential by EIS, or which shall have become publicly disclosed (other than by breach of the Company's obligations hereunder).

         (b) BOARD OF DIRECTORS. Immediately following the Company's Annual Meeting of Stockholders scheduled to be held on July 15, 1998, the Company's board of directors shall be expanded by one member, and EIS shall be entitled to appoint a director to fill the vacancy so created (the "EIS Director"), who shall be reasonably satisfactory to the Company, and who shall be a duly elected director. The Company shall not enter into any agreement relating to a material acquisition or sale of assets or financing agreements from the date of this Agreement until July 15, 1998 without the prior approval of EIS or the prior election of the EIS Director to its Board of Directors. From and after the date hereof and for so long as EIS and/or its respective affiliates own Securities that represent ownership of at least 5% of the Common Stock, on a fully diluted basis, the Company shall use its best efforts to cause the EIS Director to be elected to the Company's board of directors, by including the EIS Director in the management slate of directors at each meeting of stockholders at which an election of directors occurs.

         (c) FULLY-DILUTED STOCK OWNERSHIP. Notwithstanding any other provision of this Agreement, in the event that EIS shall have determined that at any time it (together with its Affiliates, if applicable) holds or has the right to receive Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Common Stock) representing in the aggregate in excess of 19.9% of the Company's outstanding Common Stock (assuming any such exercise, exchange or conversion, but not the exercise, exchange or conversion of any other similar securities), EIS shall have the right, in its sole discretion, rather than acquiring such securities from the Company, to exchange such number of securities, as are necessary to bring its holdings to below 19.9% of the voting securities of the Company, for non-voting, liquidation preferred stock of the Company (which shall be reasonably satisfactory to the Company and EIS), which equity securities shall be entitled to all of the other rights and benefits of the Common Stock. In the event that EIS shall undertake to exercise such right, EIS shall retain the additional right to exchange such new class of equity security for Common Stock, in its discretion on terms that are mutually agreeable to the Company and EIS.

         (d) CERTAIN PREEMPTIVE RIGHTS. For a period of four years from and after the date hereof, EIS shall be entitled to participate in any convertible debt or equity financing (the "Preemptive Right") undertaken by the Company (each, a "Capital Raising"), in order that EIS may maintain its then current PRO RATA percentage ownership interest in equity securities (on a fully diluted basis) of the Company. Notwithstanding the foregoing, the Preemptive Right shall terminate and be of no further force and effect at such time as EIS's ownership interest in the Company's Common Stock falls below 5%, on a fully-diluted basis. Such participation by EIS shall be on terms no less attractive to EIS than those offered to any other potential investor in a Capital Raising; provided, that such Preemptive Right shall not apply to (i) any BONA FIDE offering to the public pursuant to the Securities Act, or (ii) an offering of securities solely in connection with (A) an acquisition of assets, merger, consolidation or similar transaction with an unaffiliated third party, or (B) an employee stock option plan.

         (e) USE OF PROCEEDS. The Company shall use $15,500,000 of the aggregate proceeds of the sale of the Initial Common Stock and the Series C Preferred solely for the purpose of meeting its capitalization and funding requirements to Newco.

         SECTION 5. MUTUAL COVENANTS OF THE PARTIES. (a) RIGHT OF CONVERSION. EIS may, pursuant to the Certificate of Designations, from and after the date hereof and until the term of the Series C Preferred shall expire, convert the Series C Preferred into Common Stock ("Conversion Right).

         (b) RIGHTS OF EXCHANGE. (i) FIRST EXCHANGE RIGHT. (A) EIS may, in accordance with the Certificate of Designations, exchange the originally issued shares of the Series C Preferred for an aggregate of 50% of the common stock, par value $1.00 per share of Newco (the "Newco Common Stock"), owned by the Company (the "First Exchange Right"). Thereafter, such shares of Series C Preferred shall be of no further force or effect; provided, that all additional shares of Series C Preferred issued as a dividend thereon shall continue to carry all rights attributable thereto pursuant to the Certificate of Designations. Notwithstanding the foregoing, EIS, and any permitted transferees, will convert any Dividend Shares (as defined in the Certificate of Designations) within thirty months of the date of exercise of the First Exchange Right, in accordance with Article 7 of the Certificate of Designations.

         (B) The First Exchange Right shall terminate upon the earlier of (X) exercise of the Conversion Right by EIS and (Y) termination of the Series C Preferred.

         (ii) SECOND EXCHANGE RIGHT. In the event that EIS shall consummate the exercise of the First Exchange Right, EIS shall be entitled to purchase from the Company, for consideration in the amount of $[text omitted], a number of shares of Newco Common Stock sufficient to increase EIS's ownership interest therein to [text omitted] (the "Second Exchange Right").

         (iii) THIRD EXCHANGE RIGHT. (A) In the event that EIS shall have consummated the exercise of each of the First Exchange Right and the Second
Exchange Right, EIS shall be entitled, and the Company shall be required at EIS's request, to enter into good faith negotiations to arrange for the sale of the remaining [text omitted] of Newco Common Stock owned by the Company to EIS (the "Final Purchase"), for consideration of fair market value ("FMV"); such FMV to be determined without regard to EIS's [text omitted] ownership interest (i.e., as if such sale were to an unaffiliated third party and without effect to a premium for EIS's control position).

         (B) In the event that EIS and the Company are unable to reach agreement on the FMV and other terms to be negotiated in connection with such sale, the parties shall mutually agree as to an arbitrator (or, failing mutual agreement, an arbitrator shall by appointed by the American Arbitration Association in accordance with its customary appointment provisions; each an "Arbitrator"), the expense of whom shall be borne equally by EIS and the Company, and the arbitrator shall establish FMV.

         (C) FMV as determined by the Arbitrator shall be binding upon the Company, and the Company shall be obligated to enter into the Final Purchase at EIS's discretion; however, EIS shall be bound by the Arbitrator's determination of FMV and be required to enter into the Final Purchase only if such FMV shall be an amount which is less than EIS's most recent offer to the Company. In addition, in order to accommodate the Company's internal accounting requirements, the Company shall be entitled to request that the Arbitrator determine what portion of FMV is comprised of the value of rights to the MSI Technology (as defined in the Sheffield License Agreement), licensed by the Company to Newco; provided, that such determination shall be for information purposes only, and shall not create or add to EIS's obligations hereunder.

         (D) In the event that EIS shall fail to enter into the Final Purchase within 30 days of receipt of notice of the Arbitrator's determination of FMV, the Company shall be free, for a period of [text omitted] months from and after the date of receipt of such notice, to consummate a sale of its remaining [text omitted] interest in Newco to an unaffiliated third party (notwithstanding
Article IV of the Newco Subscription Agreement) without first offering such interest to EIS.

         (b) FURTHER ASSURANCES. From and after the date hereof, each of the parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of the Transaction Documents or to better to assure and confirm unto each other their respective rights, powers and remedies hereunder and thereunder.

         SECTION 6. CONVERTIBLE NOTE. (a) ISSUANCE. (i) Beginning with the date which is 90 days from and after the date hereof, and until the date which is the 24-month anniversary of the date hereof, EIS shall be required, at the Company's discretion, to purchase up to $[text omitted] of debt under the Convertible Note in minimum increments of $[text omitted]; provided, that the maximum amount of debt under the Convertible Note which the Company may require EIS to purchase shall be $[text omitted] in the event that the ADDS Technology (as described in the Newco License Agreement) is not acquired by Newco on or before December 31, 1998;

         (ii) the maximum amount of debt under the Convertible Note which EIS shall be required to purchase in any calendar quarter shall be $500,000.

         (b) CONDITIONS TO THE PURCHASE OF CONVERTIBLE DEBT. It shall be a condition to EIS's obligation to purchase any debt under the Convertible Note that (A) each of the representations and warranties set forth in Section 2(a),
(b)(iii), (c), (d), (f), (i) and (l) shall be true and correct in all material respects as if the date hereof were the proposed funding date thereof; provided, that any reference to the Quarterly Report shall refer to the most recent quarterly report on Form 10-Q and/or any report filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required to be filed by the Company under applicable law immediately prior to such funding date and SEC Filings shall refer to all filings required to be made by the Company under applicable law on or prior to such date, (B) there shall be no default or breach in any material respect by the Company or Newco of a material obligation under any of the Transaction Documents or any other agreement between the Company or Newco or any of its affiliates, on the one hand, and EIS or any of their affiliates, on the other hand, (C) Newco shall continue to require funds, and the Company shall be continuing to provide services, in connection with the R&D Program (as defined in the Development Agreement), and (D) the Company shall have executed and delivered to EIS the promissory note attached hereto as EXHIBIT C.

         (c) USE OF PROCEEDS. The Company shall use the proceeds of the Convertible Debt, if any, as follows: [text omitted]; provided, that in the event of a failure to acquire the ADDS Technology on or before December 31, 1998, the Company shall use [text omitted] of the proceeds of the Convertible Debt to meet its funding obligations to Newco in connection with Newco research and development.

         SECTION 7. SURVIVAL AND INDEMNIFICATION. (a) SURVIVAL PERIOD. The representations and warranties of the Company contained herein shall survive for a period of one year from and after the date hereof.

         (b) INDEMNIFICATION. In addition to all rights and remedies available to the parties hereunder at law or in equity, each party hereto (in such capacity, an "Indemnifying Party") shall indemnify each other party hereto, and its respective affiliates, and its respective affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Indemnified Person"), and save and hold each Indemnified Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses"), that any such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

         (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party under Section 2 or 3 of this Agreement; or

         (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Section 4 or 5 of this Agreement.

         (c) MAXIMUM RECOVERY. Notwithstanding anything to this Agreement to the contrary, in no event shall Sheffield be liable for indemnification under this
Section 7, the Transaction Documents, or otherwise in an amount in excess of $[text omitted], in the aggregate. No Indemnified Party shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Party, when aggregated with all previous Losses hereunder, equal or exceed $50,000; and after the $50,000 threshold is reached, each indemnified person shall be entitled to be indemnified for the amount of all claims arising hereunder in excess of $50,000.

         (d) EXCEPTION. Notwithstanding the foregoing, and subject to the following sentence, upon judicial determination that is final and no longer appealable, that the act or omission giving rise to the indemnification set forth above resulted primarily out of or was based primarily upon the Indemnified Person's negligence(unless such Indemnified Person's negligence was based upon the Indemnified Persons reliance in good faith upon any of the representations, warranties, covenants or promises made by the Indemnifying Party herein) the Indemnifying Party shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from the Indemnified Persons all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses (including reasonable attorneys fees) of the Indemnifying Party reasonably incurred in connection with the Indemnified Party's claim for indemnity, together with interest at the rate per annum publicly announced by Morgan Guaranty Trust Company as its prime rate from the time of payment of such amounts to the Indemnified Person until repayment to the Indemnifying Party.

         (e) INVESTIGATION. All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby to the extent provided in Section 7(b) above, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Persons or the acceptance of any certificate or opinion.

         (f) CONTRIBUTION. If the indemnity provided for the this Section 7 shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 7(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 7(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. Subject to
Section 7(h) hereunder, the indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 7 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal part to any such lawsuit, claims or other proceedings.

         (g) LIMITATION. No claim shall be brought by an Indemnified Person in respect of any misrepresentation or breach of warranty under this Agreement after one year from and after the date hereof; and any claim for nonfulfillment, default or breach of any covenant shall be brought within one year of the date of that such Indemnified Person became aware or should have become aware of the nonfulfillment, default or breach. Except as set forth in the previous sentence and in Section 7(c) above, this Section 7 is not intended to limit the rights or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

         SECTION 8. NOTICES. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

                      (i) if to the Company, to:

                          Sheffield Pharmaceuticals, Inc.
                          37 South Main Street
                          Pittsford, New York  14534
                          Attn: Chairman

                                       and

                          Sheffield Pharmaceuticals, Inc.
                          425 South Woodsmill Road
                          St. Louis, Missouri 63017-3441
                          Attention: Chief Executive Officer

                          with a copy to:

                          Olshan Grundman Frome & Rosenzweig LLP
                          505 Park Avenue
                          New York, NY  10022
                          Attention: Daniel J. Gallagher

                          (ii) if to EIS, to:

                          Elan International Services, Ltd.
                          Flatts, Smiths Parish
                          Bermuda, FL04
                          Attention: Director

                          with a copy to:

                          Brock Silverstein McAuliffe LLC
                          153 East 53rd Street , 56th Floor
                          New York, New York 10022
                          Attention: David Robbins

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 8. Any such notice or communication shall be deemed to have been received (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery service, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

         SECTION 9. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

         SECTION 10. AMENDMENTS. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS.

         SECTION 11. COUNTERPARTS AND FACSIMILE. The Transaction Documents may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

         SECTION 12. HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. Each of the parties hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the county, city and state of New York over any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents; and each hereby waives the defense of an inconvenient forum for the maintenance of such an action.

         SECTION 14. EXPENSES. Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

         SECTION 15. PUBLIC RELEASES; ETC. The parties shall reasonably agree upon the contents of any press release or releases and other public disclosure in respect of the transactions contemplated hereby, and except as may otherwise be required by applicable law or judicial or administrative process or which the Company concludes in good faith is required by applicable securities laws and regulations.

         SECTION 16. SCHEDULES, ETC. All statements contained in any exhibit or schedule delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

         SECTION 17. ASSIGNMENTS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement, the other Transaction Documents, and the Securities may be transferred by EIS to affiliates and subsidiaries.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.


                                      SHEFFIELD PHARMACEUTICALS, INC.



                                      By:/s/ Thomas M. Fitzgerald
                                         ---------------------------------------
                                          Thomas M. Fitzgerald
                                          Chairman

                                      ELAN INTERNATIONAL SERVICES, LTD.



                                      By:/s/ Kevin Insley
                                        -----------------------------
                                         Name: Kevin Insley
                                        Title: President

                                                                       EXHIBIT B

                                     FORM OF

                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       OF

                 SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                       OF

                         SHEFFIELD PHARMACEUTICALS, INC.

                                 ---------------

                           Pursuant to Section 151 of
              the General Corporation Law of the State of Delaware

                                 ---------------


                  Sheffield Pharmaceuticals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation by unanimous written consent dated June 26, 1998 pursuant to authority of the Board of Directors as required by
Section 151 of the General Corporation Law of the State of Delaware:

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board" or the "Board of Directors") by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), there hereby is created, out of the 3,000,000 shares of preferred stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock consisting of 23,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to the powers, designations, rights, and the qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock).

                                    ARTICLE 1
                             DESIGNATION AND AMOUNT

                  The shares of such series shall be designated as "Series C Cumulative Convertible Preferred Stock" (the "Series C Preferred Stock") and the authorized number of shares constituting such series shall be 23,000 shares. The par value of the Series C Preferred Stock shall be $.01 per share. The stated value of the Series C Preferred Stock shall be One Thousand Dollars ($1,000) per share (the "Stated Value").


                                    ARTICLE 2
                                   DEFINITIONS

                  The terms defined in this Article whenever used in this Certificate of Designations have the following respective meanings:

                  (a)      "AMEX" means the American Stock Exchange.

                  (b) "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  (c) "COMMON SHARES" or "COMMON STOCK" means shares of common stock, $.01 par value, of the Corporation.

                  (d) "CONVERSION DATE" means any day on which all or any portion of shares of the Series C Preferred Stock is converted in accordance with the provisions hereof.

                  (e) "CONVERSION NOTICE" has the meaning set forth in Section 6.1.

                  (f)  "CONVERSION  PRICE" has the  meaning set forth in Section
6.1.

                  (g) "CORPORATION" means Sheffield Pharmaceuticals, Inc. a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

                  (h) "CURRENT MARKET PRICE" on any date of determination  means the closing price of a Common Share on such day as reported on the AMEX, or, if such security is not listed or admitted to trading on the AMEX, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and ask prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Corporation for that purpose, or a price determined in good faith by the Board of Directors of the Corporation as being equal to the fair market value thereof, as the case may be.

                  (i)  "DIVIDEND  PAYMENT  DATE"  has the  meaning  set forth in
Section 4.1.

                  (j)  "DIVIDEND  PERIOD"  has the  meaning set forth in Section
4.1.

                  (k) "DIVIDEND SHARES" means the shares of Series C Preferred Stock issued as dividends on outstanding shares of Series C Preferred stock in accordance with Article 4 hereof.

                  (l) "DOLLARS" or "$" means currency of the United States of America.

                  (m) "EXCHANGE DATE" has the meaning set forth in Article 7.

                  (n) "EXCHANGE NOTICE" has the meaning set forth in Article 7.

                  (o) "HOLDER" OR "HOLDERS" means Elan International Services, Ltd., a Bermuda corporation, any successor thereto, or any Person(s) to whom the Series C Preferred Stock is subsequently transferred in accordance with the provisions hereof.

                  (p) "ISSUE DATE" means the date of original issuance of the applicable share of Series C Preferred Stock.

                  (q) "JUNIOR  SECURITIES"  has the meaning set forth in Article
3.

                  (r)  "LIQUIDATION  PREFERENCE"  has the  meaning  set forth in
Section 5.1(b).

                  (s) "MANDATORY  CONVERSION  DATE" has the meaning set forth in
Section 6.3.

                  (t)  "PARI  PASSU  SECURITIES"  has the  meaning  set forth in
Article 3.

                  (u) "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, a unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

                  (v) "RIGHTS" has the meaning set forth in Section 6.2(e).

                  (w) "SERIES C PREFERRED STOCK" means the Series C Cumulative Convertible Preferred Stock of the Corporation created by this Certificate of Designations.

                  (x)  "SPD"  Systemic  Pulmonary  Delivery,   Ltd.,  a  Bermuda
corporation.

                  (y) "STATED VALUE" has the meaning set forth in Article 1.

                  (z) "TRADING DAY" means any day on which purchases and sales of securities authorized for quotation on the AMEX are reported thereon or, if the Common Stock is not listed or admitted to trading on the AMEX, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business, or, if the Common Stock is not so listed or admitted to trading on any national securities exchange, a day on which the Nasdaq National Market (or any successor thereto) or such other system then in use is open for the transaction of business, or, if the Common Stock is not quoted by any such organization, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.


                                    ARTICLE 3
                                      RANK

                  The Series C Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than "Pari Passu Securities" (collectively, with the Common Stock, "Junior Securities"); (iii) pari passu with the Corporation's Series B Cumulative Convertible Redeemable Preferred Stock (the "Series B Preferred Stock"); and (iv) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series C Preferred Stock (collectively, with the Series B Preferred Stock, "Pari Passu Securities").


                                    ARTICLE 4
                                    DIVIDENDS

         SECTION 4.1

                  (a) (i) Subject to Article 6, the Holder shall be entitled to receive, out of funds legally available for the payment of dividends, dividends at the rate of 7.0% per annum (computed on the basis of a 360-day year) (the "Dividend Rate") on the Stated Value of each outstanding share of Series C Preferred Stock payable on and as of the most recent Dividend Payment Date with respect to each Dividend Period. Dividends on the Series C Preferred Stock shall be cumulative from the date of issue or the most recent Dividend Payment Date upon which dividends have been paid on the Series C Preferred Stock by the Corporation.

                  (ii) Dividend on the Series C Preferred Stock shall be payable in equal quarterly amounts on each March 31, June 30, September 30 and December 31 of each year (each, a "Dividend Payment Date"), commencing September 30, 1998, to the holders of record of shares of the Series C Preferred Stock, as they appear on the stock records of the Corporation at the close of business on any record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. For the purposes hereof, "Dividend Period," in respect of any share of Series C Preferred Stock, shall mean (i) the period commencing on and including the Issue Date of such share and including September 30, 1998 and, thereafter, the quarterly period commencing on and including the day after the immediately preceding Dividend Payment Date and ending on and including the immediately subsequent Dividend Payment Date. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (iii)  Dividends  on  the  outstanding   shares  of  Series  C
Preferred Stock shall be paid through the issuance of duly and validly authorized and issued, fully paid and non-assessable additional shares of Series C Preferred Stock to be issued at the rate of one (1) share of Series C Preferred Stock for each $1,000 of dividend due and payable. No fractional shares of the Series C Preferred Stock shall be issued as Dividend Shares. Instead of any fractional shares of Series C Preferred Stock which would otherwise be issuable as Dividend Shares, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to 1,000 times the fractional interest.

                  (b) The Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series C Preferred Stock. Except as provided in this Article 4, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.


                                    ARTICLE 5
                             LIQUIDATION PREFERENCE

         SECTION 5.1

                  (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of ninety (90) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any Junior Securities of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the Holders, subject to Article 5, shall have received the Liquidation Preference (as defined in Article 5.1(b)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders and holders of shares of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series C Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the preferential amounts payable on each such share bears to the aggregate preferential amounts payable on all such shares.

                  (b) For purposes hereof, the "Liquidation Preference" with respect to a share of the Series C Preferred Stock shall mean an amount equal to
(i) the Stated Value thereof, plus (ii) the aggregate of all accrued and unpaid stock dividends on such share of Series C Preferred Stock until the most recent Dividend Payment Date; PROVIDED that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause
(iii) above shall be calculated by including accrued and unpaid stock dividends to the actual date of such liquidation, dissolution or winding up, rather than the applicable Dividend Payment Due Date referred to above.


                                    ARTICLE 6
                     CONVERSION OF SERIES C PREFERRED STOCK

         SECTION 6.1                CONVERSION.

                  (a)  Holders of shares of the Series C  Preferred  Stock shall have the right, exercisable at any time and from time to time through the Mandatory Conversion Date, to convert all or any such shares of the Series C Preferred Stock into shares of the Common Stock (calculated as to each conversion to the nearest 1/100th of a share) at the conversion price of $1.41 per share of the Common Stock (equivalent to a conversion rate of 709.22 shares of Common Stock for each share of the Series C Preferred Stock so converted), subject to adjustment as described below (the "Conversion Price"). Upon conversion, no adjustment or payment will be made for dividends, but if any holder surrenders a share of the Series C Preferred Stock for conversion after the close of business on the record date for the payment of a dividend and prior to the opening of business on the next Dividend Payment Date, then, notwithstanding such conversion, the dividend payable on such Dividend Payment Date will be paid to the registered holder of such share on such record date. In such event, such share, when surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date, must be accompanied by payment of an amount equal to the dividend payable on such Dividend Payment Date on the share so converted.

                  (b) Any holder of a share or shares of the Series C Preferred Stock electing to convert such share or shares thereof shall deliver the certificate or certificates therefor to the principal office of the Corporation or any transfer agent for the Common Stock, with the form of notice of election to convert attached to this Certificate of Designations (the "Conversion Notice"), fully completed and duly executed and (if such required by the Corporation or any conversion agent) accompanied by instruments of transfer in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered Holder of his duly authorized attorney. The conversion right with respect to any such shares shall be deemed to have been exercised at the date upon which the certificates therefore accompanied by such duly executed notice of election and instruments of transfer and such taxes, stamps, funds, or evidence of payment shall have been so delivered, and the Person or Persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of the Common Stock upon said date.

                  (c) From and after the delivery of the Conversion Notice in respect of any conversion of shares of Series C Preferred Stock, all such shares of Series C Preferred Stock shall be deemed to have been converted into shares of Common Stock as of the applicable Conversion Date at the applicable conversion rate, all stock dividends on such shares of the Series C Preferred Stock shall cease to accrue, and all rights of the Holders thereof as holders of Series C Preferred Stock, except the right to receive all accrued and unpaid stock dividends to such Conversion Date at the applicable rate for such shares of Series C Preferred Stock and the right to receive certificates representing shares of Common Stock issuable upon the conversion of such shares (including, without limitation, with respect to such stock dividends, as applicable), shall cease and terminate, such shares of Series C Preferred Stock shall not thereafter be transferred (except with the consent of the Corporation) and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                  (d) No fractional shares of the Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of the Series C Preferred Stock. If more than one share of the Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of the Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered. Instead of any fractional shares of the Common Stock which would otherwise be issuable upon conversion of any shares of the Series C Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price for the Common Stock on the last Trading Day preceding the applicable date of conversion.

                  (e) Each Conversion Notice under this Section 6.1 shall request the conversion of at least 500 shares of Series C Preferred Stock or the remaining balance of Series C Preferred Stock held by the converting Holder, whichever is less.

         SECTION 6.2 ADJUSTMENTS. The Conversion Price and the number of shares issuable upon conversion of the Series C Preferred Stock are subject to adjustment from time to time as follows:

                  (a) MERGER, SALE OF ASSETS, ETC. If at any time while the Series C Preferred Stock, or any portion thereof, is outstanding there shall be
(i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Corporation with or into another corporation in which the Corporation is the surviving entity but the shares of the Corporation's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Corporation's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock, during the period specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that the Holder would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Series C Preferred Stock had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6.2(a). The foregoing provisions of this Section 6.2(a) shall similarly apply to successive reclassification, changes, consolidations, mergers, mandatory share exchanges and sales and transfers. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Certificate of Designations with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Certificate of Designations shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of the Series C Preferred Stock.

                  (b) RECLASSIFICATION, ETC. If the Corporation, at any time while the Series C Preferred Stock, or any portion thereof, remains outstanding, shall change any of the securities as to which conversion rights under this Certificate of Designations exist into the same or a different number of securities of any other class or classes, the Series C Preferred Stock shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Certificate of Designations immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Certificate of Designations.

                  (c)  SPLIT,  SUBDIVISION  OR  COMBINATION  OF  SHARES.  If the
Corporation at any time while the Series C Preferred Stock, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Certificate of Designations exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK AND OTHER SECURITIES OR PROPERTY. If while the Series C Preferred Stock, or any portion hereof, remains outstanding, the holders of the securities as to which conversion rights under this Certificate of Designations exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders of the Corporation, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Corporation by way of dividend, then and in each case, the Series C Preferred Stock shall represent the right to acquire, upon conversion, in addition to the number of shares of the security receivable upon conversion of the Series C Preferred Stock, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Corporation that the Holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of the Series C Preferred Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.2.

                  (e) REPURCHASES OR REDEMPTIONS OF COMMON STOCK OR OPTIONS. If the Corporation at any time while shares of Series C Preferred Stock are outstanding, shall repurchase or redeem any outstanding shares of Common Stock or rights, options or warrants granting the holder thereof the right to acquire shares of Common Stock (collectively, the "Rights") in a single transaction or a series of related transactions involving an aggregate repurchase or redemption price in excess of $500,000 at a price (on a per share basis) which is greater than 125% of the Current Market Price as of the day prior to such repurchase or redemption, the Conversion Price shall thereupon be adjusted by multiplying the Conversion Price in effect immediately prior to the applicable repurchase or redemption by a fraction (i) the numerator of which shall be the Conversion Price in effect immediately prior to such repurchase or redemption and (ii) the denominator of which shall be the fair market value of the consideration paid by the Corporation for each share of Common Stock (or each share of Common Stock issuable upon exercise of the Right(s) subject to such repurchase or redemption) in such repurchase or redemption.

                  (f) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6.2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                  (g) CUMULATIVE ADJUSTMENTS. No adjustment in the Conversion Price shall be required until cumulative adjustments result in a concomitant change of 1% or more of the Conversion Price as in effect prior to the last adjustment of the Conversion Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the Conversion Price shall be made for cash dividends.

         SECTION 6.3 MANDATORY CONVERSION. On the tenth anniversary of the Issue Date (the "Mandatory Conversion Date"), all Series C Preferred Stock outstanding on such date shall be automatically converted at the Conversion Price in effect as of the Mandatory Conversion Date. For purposes of such conversion, each Holder shall be deemed to have delivered a Notice of Conversion to the Corporation in accordance with Section 6.1, with the applicable Conversion Date being the Mandatory Conversion Date.

                                    ARTICLE 7
                                 EXCHANGE RIGHTS

                  Holders of at least a majority of the then outstanding shares of Series C Preferred Stock shall have the right, by written notice delivered to the Corporation in the form of notice of election to exchange attached to this Certificate of Designations (the "Exchange Notice"), fully completed and duly executed by the requisite Holders, to require the Corporation to exchange all outstanding shares of Series C Preferred Stock as of any Dividend Payment Date (such date being the "Exchange Date") for fifty percent (50%) of the then outstanding capital stock of SPD owned by the Corporation as of the Exchange Date, with such capital stock to be delivered to all Holders on a pro rata basis based on their respective holdings of Series C Preferred Stock on the Exchange Date. The Exchange Notice shall be delivered at least 30 days prior to the Exchange Date. Upon receipt of the Exchange Notice, the Corporation shall promptly notify all Holders of its receipt of thereof and all Holders will promptly deliver the certificate or certificates therefor to the principal office of the Corporation or any transfer agent for the Common Stock for cancellation.

                  From and after the delivery of the Exchange Notice, all shares of Series C Preferred Stock (other than Dividend Shares) shall be deemed to have been exchanged for fifty percent (50%) of the then outstanding capital stock of SPD (in the aggregate) as of Exchange Date, all stock dividends on such shares of the Series C Preferred Stock shall cease to accrue, and all rights of the Holders thereof as holders of Series C Preferred Stock, except the right to receive all accrued and unpaid stock dividends to the Exchange Date at the applicable rate for such shares of such shares of Series C Preferred Stock and the right to receive certificates representing the applicable shares of SPD capital stock issuable in respect of the exchange, shall cease and terminate, such shares of Series C Preferred Stock shall not thereafter be transferred (except with the consent of the Corporation) and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                  The Rights of Holders under this Article 7 shall terminate and such Holders shall not be entitled to exchange shares of Series C Preferred Stock under this Article 7 after a Conversion Notice has been delivered to the Corporation pursuant to this Section 6.1. Notwithstanding anything to the contrary in this Article 7, the delivery of the exchange notice shall not effect any Holder's rights to convert Dividend Shares held by such holder pursuant to
Section 6.2 hereof, except that any conversion of Dividend Shares must occur within thirty months from the Exchange Date.


                                    ARTICLE 8
                                  VOTING RIGHTS

                  The holders of the Series C Preferred Stock have no voting power, except as otherwise provided by the General Corporation Law of the State of Delaware ("DGCL"), in this Article 8, and in Article 9 below.

                  The Corporation shall provide each Holder of Series C Preferred Stock with prior notification of any meeting of the shareholders of the Corporation (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each Holder, at least thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such action is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

                  To the extent that under the DGCL the vote of the Holders of the Series C Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series C Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series C Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series C Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which convertible the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series C Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other infirmation sent to shareholders) with respect to which they would be entitled as of right under the DGCL which notice would be provided pursuant to the Corporation's bylaws and the DGCL.


                                    ARTICLE 9
                              PROTECTIVE PROVISIONS

                  So long as shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Holders of at least a majority of the then outstanding shares of Series C Preferred Stock:

                  (a) create any new class or series of capital stock having a preference over the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series C Preferred Stock; or

                  (b) amend or alter whether by merger, consolidation or otherwise, any of the provisions of the Certificate of Incorporation (including this Certificate of Designations) that would change the preferences, rights or privileges with respect to the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely.

                  In the event holders of at least a majority of the then outstanding shares of Series C Preferred Stock agree to allow the Corporation to amend or alter the preferences, rights or privileges of the shares of Series C Preferred Stock, pursuant to subsection (b) above, so as to affect adversely the Series C Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series C Preferred Stock that did not agree to such amendment or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to Section 6.2 of this Certificate of Designations as they exist prior to such alteration or change or continue to hold their shares of Series C Preferred Stock.


                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.1 LOSS, THEFT, DESTRUCTION OF PREFERRED STOCK. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series C Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series C Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series C Preferred Stock, new shares of Series C Preferred Stock of like date and tenor.

         SECTION 10.2 WHO DEEMED ABSOLUTE OWNER. The Corporation may deem the Person in whose name the Series C Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series C Preferred Stock for the purpose of receiving payment of dividends on the Series C Preferred Stock, for the conversion of the Series C Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series C Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

         SECTION 10.3 REGISTER. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series C Preferred Stock. Upon any transfer of the Series C Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series C Preferred Stock register.

         SECTION 10.4 WITHHOLDING. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series C Preferred Stock.

         SECTION 10.5 HEADINGS. The headings of the Articles and Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be signed by Loren G. Peterson, its President and Chief Executive Officer, and attested by Judy Roeske Bullock, its Secretary, on this 30th day of June, 1998.

                                    SHEFFIELD PHARMACEUTICALS, INC.



                                    By:
                                        ----------------------------------------
                                        Loren G. Peterson
                                        President and Chief Executive Officer


                                    Attested:


                                    By:
                                        ----------------------------------------
                                        Judy Roeske Bullock
                                        Secretary

                            FORM OF CONVERSION NOTICE


TO:      Sheffield Pharmaceuticals, Inc.
         Attention: Chief Financial Officer


                  The undersigned owner of shares of Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") issued by Sheffield Pharmaceuticals, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series C Preferred Stock into shares of the common stock, $.01 par value, of the Corporation ("Common Stock"), in accordance with the terms of the Certificate of Designations of the Series C Preferred Stock. The undersigned hereby instructs the Corporation to convert the number of shares of the Series C Preferred Stock specified above into shares of Common Stock in accordance with the provisions of Article 6 of such Certificate of Designations. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series C Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in such Certificate of Designations.


Dated:__________________


________________________________________
             Signature


                  Fill in for registration of Series C Preferred Stock:

Please print name and address
(including zip code number) :


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                                      -15-

                             FORM OF EXCHANGE NOTICE

TO:      Sheffield Pharmaceuticals, Inc.
         Attention: Chief Financial Officer


                  The undersigned owner(s) of shares of Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") issued by Sheffield Pharmaceuticals, Inc. (the "Corporation") hereby irrevocably exercise its option to cause the Corporation to exchange 11,500 shares of Series C Preferred Stock for 50% of the outstanding capital stock Systemic Pulmonary Delivery, Ltd. ("SPD Stock") in accordance with the terms of the Certificate of Designations of the Series C Preferred Stock. The undersigned hereby instructs the Corporation to advise all other holders of Series C Preferred Stock, if any, of this exercise by the undersigned owner(s). The undersigned direct that the SPD Stock issuable and certificates therefor deliverable to the undersigned upon such exchange be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in such Certificate of Designations.

Dated:__________________


________________________________________
             Signature


                  Fill in for registration of SPD Stock:

Please print name and address
(including zip code number) :


--------------------------------------------------------------------------------

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                                      -16-